Secured Term Loan Facilities and Revolving Credit Facility - Schedule of Breakdown of Secured Term Loan Facilities and Total Deferred Financing Costs Split Between Current and Non-Current Liabilities (Detail) - USD ($)
$ in Thousands
	Jun. 30, 2017	Dec. 31, 2016
Current Liability
Current portion of long-term debt	$ (73,578)	$ (81,128)
Less: current portion of deferred financing costs	1,619	2,664
Current portion of secured term loan facility, net of deferred financing costs	(71,959)	(78,464)
Non-Current Liability
Secured term loan facilities net of current portion	(639,820)	(547,744)
Less: non-current portion of deferred financing costs	7,419	7,064
Non-current secured term loan facilities, net of current portion and non-current deferred financing costs	$ (632,401)	$ (540,680)